RELATED PARTY TRANSACTIONS (Tables)	12 Months Ended
Dec. 31, 2021
Related Party [Abstract]
Schedule of Company's key personnel remuneration
The Company’s key personnel include all non-executive directors on the Board (ten in 2021 and 2020 and eight in 2019) and senior executive level members of management (eight in 2021 and 2020 and six in 2019). Key personnel remuneration includes the following expenses for each of the years in the three-year period ended December 31, 2021:

	2021	2020	2019
	$	$	$
Short-term benefits including employee salaries and bonuses and director retainer and committee fees	7,655	8,845	6,124
Post-employment and other long-term benefits	703	593	604
Share-based compensation expense	11,292	12,894	1,152
Total remuneration	19,650	22,332	7,880